Note 16 - Redeemable Non-controlling Interest	6 Months Ended
Jun. 30, 2023
Notes to Financial Statements
Noncontrolling Interest Disclosure [Text Block]

16. Redeemable Non-controlling Interest

The Company through its wholly owned subsidiary Costamare Bulkers Holdings Limited (“CBHL”), has participated with three other investors (the “Other Investors”) in the share capital increase by CBI whereby (i) CBHL became the holder of 100,000,000 common shares of CBI (representing 92.5% of the issued share capital of CBI) in exchange of $100,000 and (ii) the three Other Investors acquired, in aggregate, 8,108,108 common shares of CBI (representing 7.5% of the issued share capital of CBI) in exchange of $3,750. On November 14, 2022, CBHL and the Other Investors entered into a shareholders agreement to regulate the operation of CBI. Pursuant to the shareholders agreement, an Other Investor can sell its shares in CBI at any time after the earlier of (i) the date that the service contract (Note 3(e)) (the “Service Contract”) of the beneficial owner of that Other Investor is terminated without cause by the relevant employer and (ii) November 22, 2025. In the event that the relevant Other Investor seeks to sell its shares, according to the terms of the shareholders’ agreement it can do so by: (a) first offering all (and not part) of its shares to the remaining Other Investors; (b) if the remaining Other Investors don't accept to purchase all the offered shares, secondly by offering its shares to the Company; (c) if the Company does accept to purchase all the offered shares, thirdly by offering the shares to any third party; and (d) if no third party accepts to buy all the offered shares, fourthly by serving notice (the “Put Notice”) on the Company to purchase the offered shares at a cash price equaling 70% or, in the case the Service Contract was terminated without cause, 100% of their fair market value at the time of such Put Notice. In that case, the Company shall in effect redeem to the relevant Other Investor the whole or part of the value of its shares.

Based upon the Company’s evaluation of the redemption provisions concerning redeemable noncontrolling interests it was initially determined that the shareholders agreement contains provisions that require the Company to repurchase the non-controlling equity interest upon an occurrence of a specific triggering event that is not solely within control of the Company, and as such the Company classified the redeemable non-controlling interest outside of permanent equity. Based upon the Company’s evaluation of the redemption provisions concerning redeemable noncontrolling interests as of June 30, 2023, the Company determined in accordance with authoritative accounting guidance that it was not probable that an event otherwise requiring redemption of any redeemable noncontrolling interest would occur (i.e., the date for such event was not set or such event is not certain to occur). Therefore, none of the redeemable noncontrolling interests were identified as mandatorily redeemable interests at such times, and the Company did not record any values in respect of any mandatorily redeemable interests. Therefore, the redeemable non-controlling interest was adjusted only for the portion of comprehensive income / (loss) of the period. The changes to redeemable non-controlling interest in subsidiary during the six-month period ended on June 30, 2023, were as follows:

Temporary equity – Redeemable non-controlling interest in subsidiary	Amount
Balance, December 31, 2022	$3,487
Net loss attributable to redeemable non-controlling interest	(4,314)
Balance, June 30, 2023	$(827)